UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29 , 2008

Universal Travel Group
(Exact name of registrant as specified in its charter)

Nevada	000-51516	90-0296536
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Shennan Road, Hualian Center, Room 301 – 309
Shenzhen, People’s Republic of China
(Address of principal executive offices) (zip code)

86 755 836 68489
(Registrant’s telephone number, including area code)

                 Not Applicable .
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 3.02 Unregistered Sales of Equity Securities

Securities Purchase Agreement

On August 28, 2008, Universal Travel Group (the “Company”) entered into a Securities Purchase Agreement with Access America Fund, LP, Chinamerica Fund LP, Pope Investments II LLC, Heller Capital Investments, LLC, CGM as C/F Ronald I. Heller IRA, Investment Hunter, LLC, MARed Investments, High Capital Funding, LLC, and Merrill Lynch, Pierce, Fenner & Smith, FBO Beau L. Johnson (collectively, the “Buyers”) to sell to the Buyers 4,588,708 shares of common stock, par value $0.001 of the Company (“Common Stock”) and warrants to purchase 2,294,356 shares of Common Stock for an aggregate purchase price of $7,112,500 (the “Financing”).

Use of Proceeds

The Company will use the proceeds of sale for general corporate purposes, including general and administrative expenses. Specifically, the Company agreed that it will deposit $500,000 of the proceeds in escrow to pay the fees and expenses in connection with a public relations and investor relations campaign of a design and type satisfactory to a representative of the Buyers designated in the Escrow Agreement. Such amount shall be released only upon the dual signatures of the CEO of the Company and such representative of the Buyers designated in the Escrow Agreement. The Company agrees that the public relations and investor relations campaign shall include a "retail component" involving the use of direct mail to assist in the repositioning of the Company in the minds of the general public. The Company also agreed that it will use its commercially reasonable efforts to identify and engage a Chief Financial Officer who shall be fluent in English and Mandarin, who understands and has a working knowledge of United States generally accepted accounting principles, who has had significant responsibility for the preparation and filing of quarterly, annual and current reports with the SEC and who has experience working with or in United States capital market participants. The Company agreed that it would deposit $600,000 of the proceeds in escrow under the Escrow Agreement, to be released only upon the dual signatures of the CEO of the Company and the representative of the Buyers designated in the Escrow Agreement following the engagement of a Chief Financial Officer.

Registration Rights

The Company agreed to grant certain registration rights to the Buyers as more particularly set forth under “Registration Rights Agreement” below.

Employee Stock Option Plan

The Company agreed to enact an employee stock option plan, subject to the approval of the Buyers, for certain key members of management covering options to purchase a total of 6,600,000 shares of Common Stock of the Company (“Plan”) within 60 days of the closing of the Financing. The options to collectively purchase 1,100,000 shares of Common Stock under the said Plan shall vest on each anniversary of the grant until the end of six years, whereby all the options to purchase the 6,600,000 shares of Common Stock shall vest and be immediately exerciseable. However, in the event (i) the Company reports an after tax Net Income of $14,000,000 in its Annual Report on Form 10-K filed with the SEC for its fiscal year 2008, then options to purchase 2,200,000 shares of Common Stock in the aggregate under the Plan shall vest and become immediately exercisable and each grantee of such options shall be entitled to exercise his/her options rateably, (ii) the Company reports an after tax Net Income of $18,000,000 in its Annual Report on Form 10-K filed with the SEC for its fiscal year 2009, then options to purchase another 2,200,000 shares of Common Stock in the aggregate under the Plan shall vest and become immediately exercisable and each grantee of such options shall be entitled to exercise his/her options rateably and (iii) the Company reports an after tax Net Income of $22,000,000 in its Annual Report on Form 10-K filed with the SEC for its fiscal year 2010, then options to purchase another 2,200,000 shares of Common Stock in the aggregate under the Plan shall vest and become immediately exercisable and each grantee of such options shall be entitled to exercise his/her options rateably. ”Net Income” shall be defined in accordance with the United States generally accounting principles and shall not, for the purposes of the Securities Purchase Agreement and the transactions contemplated hereby include:

(i) the offering and transactional costs associated with the Financing, including without limitation, legal and audit costs, registration and filing fees;

(ii) losses the Company has suffered or reasonably calculated to have suffered as a result of a force majeure event, which shall mean (i) acts of God such as earthquakes with an intensity of more than 7.0 on the Richter scale in geographic areas where the Company derives more than 50% of its revenue, or (ii) snow storms, rainstorms, floods and other natural catastrophes of such intensity and/or duration that exceed the average monthly amount for that geographic area by more than 100% in geographic areas in which the Company derives more than 50% of its revenue;

(iii) the costs and expense incurred by the Company in 2008 and incurred in 2009 in establishing the Plan and granting stock options to Ms. Jiangping Jiang thereunder; and

(iv) any compensation expense incurred by the Company in connection with the release of any escrow shares under the Make Good Securities Escrow Agreement between the Company, the Buyers, the Principal Shareholder, and Sichenzia Ross Friedman Ference LLP, as Escrow Agent to the Principal Shareholder. (See below)

Reverse Split

The Company is also obligated to use its commercially reasonable efforts to effect a two-for-one (2:1) reverse split of its Common Stock within 180 days of the closing of the Financing.

The Financing closed on August 29, 2008.

Warrant

Each warrant has an Exercise Price of $2.71 and a term of 5 years from the date of issuance. The Company shall have the right at any time, on written notice given not less than forty five (45) days prior to the Redemption Date (which is the date the warrants are to be redeemed), to redeem the outstanding warrants at the Redemption Price of one cent ($.01) per share of Common Stock issuable upon exercise of the warrants, provided (i) the Market Price (as defined in the warrant) of the Common Stock shall equal or exceed $8.13 for at least thirty (30) Trading Days prior to the call for redemption by the Company, (ii) the shares of Common Stock of the Company are trading on a recognized U.S. share exchange, which shall mean the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market (including the Global Select, Global and Capital Markets) and (iii) the Company is current in all its reporting obligations under the Securities Exchange Act of 1934. All warrants must be redeemed if any warrants are redeemed.

The Company may only exercise the right of redemption of the warrants if a registration statement covering the sale by the holder(s) of the shares of Common Stock issuable upon exercise of the warrants is current and effective on each day in the period commencing on the first day of call for redemption and ending sixty (60) days after the Redemption Date. In the event that, at any time subsequent to the date on which the warrants are called for redemption and before the Redemption Date, the shares of Common Stock issuable upon exercise or conversion of the warrants are not subject to a current and effective registration statement, the Company’s right to call the warrants for redemption shall terminate with respect to all warrants that have not then been exercised or converted. The Redemption Date shall be postponed for two (2) Trading Days for each day after the warrants are called for redemption that the Market Price of the Common Stock is less than the $8.13; provided, however, that if the Market Price shall be less than $8.13 for ten (10) consecutive Trading Days or fifteen (15) Trading Days during the period from the date the warrants are called for redemption to the Redemption Date, the Company’s right to redeem any warrants not theretofore exercised or converted shall terminate, subject to the right of the Company to call the remaining warrants for redemption.

If the Company were to sell or issue Common Stock at a price which is less than the Exercise Price then in effect, or warrants, options, convertible debt or equity securities with an exercise price per share or a conversion price which is less than the Exercise Price then in effect, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and the number of shares of Common Stock which the aggregate consideration received or receivable for the issuance of such additional shares would purchase at the Exercise Price then in effect, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares (including a pro forma adjustment as though all such options, warrants and other convertible securities had been exercised or converted). Such adjustment shall be made successively whenever such an issuance is made. An adjustment shall not result in any change in the number of shares of Common Stock issuable upon exercise of this Warrant.

Make Good Securities Escrow Agreement

On August 28, 2008, the Company entered into a Make Good Securities Escrow Agreement with the Buyers, Ms. Jiangping Jiang (the “Principal Shareholder”) and Sichenzia Ross Friedman Ference LLP (the “Escrow Agent”). As an inducement for the Buyers to enter and consummate the Securities Purchase Agreement and the Financing, the Principal Shareholder has agreed to place 5,000,000 shares of Common Stock and deliver options to purchase 2,000,000 shares of Common Stock, along with undated stock powers executed in blank with signature medallion guaranteed within 7 days of the grant to her (the “Escrow Shares”) into escrow for the benefit of the Buyers in the event the Company fails to achieve the following financial performance thresholds for the 12-month periods ended December 31, 2008 (“2008”) and December 31, 2009 (“2009”): (a) in 2008, Net Income, as defined in accordance with United States generally accepted accounting principles (“US GAAP”) and reported by the Company in its audited financial statements for 2008 (the “2008 financial statements”) exceeds $12,000,000 (the “2008 Performance Threshold”) and (b) in 2009, Net Income, as defined in accordance with US GAAP and reported by the Company in its audited financial statements for 2008 (the “2009 financial statements”) exceeds $15,600,000 (the “2009 Performance Threshold”)

If Net Income for 2008 and 2009 is at least ten per cent (10%) less than the 2008 Performance Threshold or the 2009 Performance Threshold respectively, then the 2008 Escrow Shares or the 2009 Escrow Shares, as the case may be, shall be distributed on a pro rata basis to the Buyers based on the number of shares of Common Stock purchased by each Buyer pursuant to the Securities Purchase Agreement. “2008 Escrow Shares” shall be number of Escrow Shares equivalent to the percentage by which the Company missed the 2008 Performance Threshold. “2009 Escrow Shares” shall be the number of Escrow Shares equivalent to the percentage by which the Company missed the 2009 Performance Threshold.

The Principal Shareholder delivered the shares of Common Stock to the Escrow Agent’s Brokerage Account (as defined in the Make Good Securities Escrow Agreement) and the parties consummated the Make Good Securities Escrow Agreement on August 29, 2008.

 Escrow Agreement

On August 28, 2009, the Company entered into an Escrow Agreement with the Buyers, the Principal Shareholder and Sichenzia Ross Friedman Ference LLP, the Escrow Agent. Prior to the disbursement of the proceeds of the Financing, the Escrow Agent shall allocate a portion of the proceeds and hold such portion in a separate escrow account to pay the fees and expenses in connection with investor or public relations in the aggregate amount of $500,000 and allocate and hold $600,000 of the proceeds until the Company shall have identified and engaged a suitably qualified Chief Financial Officer. The escrow account was established and funded prior to the date of closing of the Financing and the said proceeds, net of the amounts withheld were disbursed on the date of Closing.

Registration Rights Agreement

On August 28, 2008, the Company entered into a Registration Rights Agreement with the Buyers.

Pursuant to the Registration Rights Agreement, the Company has also agreed to file a registration statement with the SEC to register the shares of Common Stock of the Buyers and the shares underlying the warrants (“Registrable Securities”) within forty-five (45) days after the closing date of the Financing. No other securities shall be included in the registration statement. The Company shall use its commercially reasonable efforts to cause the registration statement to become effective within 180 days after filing. In the event that the number of shares of Common Stock and the shares underlying the warrants to be registered on the initial registration statement as permitted by the SEC is less than the full amount of the Registrable Securities as a result of Rule 415 of the Securities Act or its interpretation, the Company shall file one or more subsequent registration statements to register the rest of the Registrable Securities until all Registrable Securities are registered, pursuant to the provisions of the Registration Rights Agreement; provided that the Company's obligation to file subsequent registration statements shall cease on the second yearly anniversary of the closing date of the Financing. Each Buyer’s shares shall be registered in the subsequent registrations on a pro rata basis.

If a Registration Statement covering all the Registrable Securities is (A) not filed with the SEC on or before the respective Filing Deadline (a “Filing Failure”) or (B) not declared effective by the SEC as aforesaid, (an “Effectiveness Failure”) or (ii) on any day after the respective dates of effectiveness sales of all the Registrable Securities included on such Registration Statement cannot be made because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, to register a sufficient number of shares of Common Stock or to maintain the listing of the Common Stock (a “Maintenance Failure”) then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (A) the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to two percent (2.0%) of the aggregate Purchase Price (as such term is defined in the Securities Purchase Agreement) of such Buyer’s Registrable Securities included in such Registration Statement on each of the following dates: (i) the day of a Filing Failure; (ii) the day of an Effectiveness Failure; and (iii) the initial day of a Maintenance Failure; and (B) the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one percent (1.0%) of the aggregate Purchase Price of such Investor's Registrable Securities included in such Registration Statement on each of the following dates: (i) on the thirtieth day after the date of a Filing Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty days) until such Filing Failure is cured; (ii) on the thirtieth day after the date of an Effectiveness Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty days) until such Effectiveness Failure is cured; and (iii) on the thirtieth day after the date of a Maintenance Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty days) until such Maintenance Failure is cured. Defaults in the said payments shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full.

Lock-Up Agreement

As an inducement for the Company and the Buyers to enter into the Securities Purchase Agreement and the Financing contemplated thereby, the Principal Shareholder entered into a Lock Up Agreement with the Company on August 28, 2008.

Under the Lock-Up Agreement, the Principal Shareholder agreed that she would not offer, sell, contract to sell, assign, transfer, hypothecate, pledge or grant a security interest in, or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of (whether by actual disposition or effective economic disposition due to cash settlement or otherwise, directly or indirectly) (each, a “transfer”), any of the Lock-Up Shares and shall not transfer such shares until a date that is twelve (12) months following the Closing Date under the Securities Purchase Agreement (the “Period”), unless (i) the Buyers, who are holders of at least 75% of the shares of Common Stock purchased under the Securities Purchase Agreement at the time of the purported transfer within the Period, consent to the same, such consent not to be unreasonably withheld, or (ii) all or any part of such Lock-Up Shares are transferred pursuant to that Make Good Securities Escrow Agreement. The “Lock-Up Shares” are all the shares of Common Stock that the Principal Shareholder owns or may acquired after the date of the Lock-Up Agreement.

Item 8.01. Other Events

On September 2, 2008, the Company issued a press release annexed hereto as Exhibit 99.1 hereto.

The information in this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

4.1 Form of Warrant
10.1 Securities Purchase Agreement dated August 28, 2008 between the Company and the Buyers.
10.2 Make Good Securities Escrow Agreement dated August 28, 2008 between the Company, the Buyers, the Principal Shareholder and the Escrow Agent
10.3 Escrow Agreement dated August 28, 2008 between the Company, the Buyers, the Principal Shareholder and the Escrow Agent
10.4 Registration Rights Agreement between the Company and the Buyers dated August 28, 2009
10.5 Lock-Up Agreement between Company and the Principal Shareholder dated August 28, 2008.
99.1 Press Release, September 2, 2008, issued by Universal Travel Group.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 2, 2008	UNIVERSAL TRAVEL GROUP

	By:	/s/ Jiangping Jiang
Jiangping Jiang
Chairwoman and Chief Executive Officer